Exhibit 10.1

STOCK REDEMPTION AGREEMENT

THE STOCK REDEMPTION AGREEMENT (“Agreement”) is made and entered into this 19th day of March 2004, by and between Nucotec, Inc., a Nevada corporation (“Corporation”), and Steven W. Hudson and certain entities controlled by Steven W. Hudson, which are specified on the signature page of this Agreement (collectively, the “Shareholders”).

RECITALS

A.  The Shareholders are the owner of Four Hundred Twenty Thousand Six Hundred Fifty (420,650) shares of the $.001 par value common stock issued by the Corporation  (“Subject Shares”).

B.  The Corporation desires to redeem and purchase from the Shareholders the Subject Shares on the terms and subject to the conditions specified in this Agreement.

C.  The Shareholders desire to sell, assign, transfer, convey, surrender, deliver, and set over to the Corporation the Subject Shares, on the terms and subject to the conditions specified in this Agreement.

NOW, THEREFORE, IN CONSIDERATION OF THE RECITALS SPECIFIED ABOVE THAT SHALL BE DEEMED TO BE A SUBSTANTIVE PART OF THIS AGREEMENT, AND THE MUTUAL COVENANTS, PROMISES, UNDERTAKINGS, AGREEMENTS, REPRESENTATIONS AND WARRANTIES SPECIFIED IN THIS AGREEMENT AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, WITH THE INTENT TO BE OBLIGATED LEGALLY AND EQUITABLY, THE PARTIES DO HEREBY COVENANT, PROMISE, AGREE, REPRESENT AND WARRANT AS FOLLOWS:

1.  Redemption of Subject Shares.  On the terms and subject to all of the conditions specified by the provisions of this Agreement and upon the performance by each of the parties of their respective obligations created by the provisions of this Agreement, the Shareholders hereby forever and irrevocably sell, assign, transfer, surrender, convey, deliver, and set over to the Corporation, and Corporation hereby purchases and redeems from the Shareholders, the Subject Shares, by the Shareholders surrendering and delivering to the Corporation the certificates representing and evidencing the Subject Shares, duly endorsed for transfer or accompanied by stock powers duly executed by the Shareholders.

2.  Consideration.  As the consideration for the Shareholders’ surrender and sale, and the Corporation’s purchase and redemption, of the Subject Shares, the Corporation shall pay and deliver to Shareholders, on the Effective Date $260,000. The receipt and sufficiency of such consideration is hereby specifically acknowledged by the Corporation. The Effective Date shall be March 19, 2004.

3.  Shareholders’ Representations, Warranties and Covenants.  The Shareholders represent  and warrants to the Corporation and covenants with the Corporation the following, the truth and accuracy of each of which shall constitute a condition precedent to the obligations of the Corporation pursuant hereto:

3.1  Validity of Agreement.  This Agreement is valid and obligates the Shareholders.

3.2  Share Ownership.  The Shareholders are the owners, free and clear of any

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encumbrances, of the Subject Shares. The Shareholders have full and complete right and authority to transfer, sell, surrender, assign, and convey the Subject Shares to the Corporation.

3.3  Brokerage and Finder’s Fees.  The Shareholders have not incurred any liability to any broker, finder or agent for any brokerage fees, finder’s fees or commissions with respect to the transaction contemplated by the provisions of this Agreement.

3.4  Voluntary Nature of Transaction. The surrender and sale by the Shareholders to the Corporation of the Subject Shares is made freely and voluntarily by the Shareholders.  The Shareholders, in selling and surrendering the Subject Shares to the Corporation, are not acting under fraud, duress, menace or undue influence.

4.  Corporation’s Representations and Warranties.  The Corporation represents and warrants to the Shareholders and covenants with the Shareholders the following, the truth and accuracy of each of which shall constitute a condition precedent to the obligations of the Shareholders pursuant hereto:

4.1 Validity of Agreement.  This Agreement is valid and obligates the Corporation.  The Corporation has full and complete power and authority to redeem the Subject Shares, as contemplated by the provisions of this Agreement.

4.2  Brokerage and Finder’s Fees.  The Corporation has not incurred any liability to any broker, finder or agent for any brokerage fees, finder’s fees or commissions with respect to the transactions contemplated by the provisions of this Agreement.

4.3  Voluntary Nature of Transaction. The Corporation’s agreement to enter into the transaction contemplated by the provisions of this Agreement is made freely and voluntarily by the Corporation.  The Corporation in redeeming the Subject Shares is not acting under fraud, duress, menace or undue influence.

5.  Recovery of Litigation Costs.  If any legal or equitable action or any arbitration or other proceeding is brought for the enforcement or interpretation of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys’ fees and other costs incurred in such action or proceeding, in addition to any other relief to which it may be entitled.

6.  Governing Law; Venue.  This Agreement has been executed in and shall be governed by the laws of the State of California. Any and all actions brought under this Agreement shall be brought in the state and/or federal courts of the United States sitting in the County or Orange, California and each party hereby waives any right to object to the convenience of such venue.

7.  Notices.  All notices, requests, claims, demands and other communications to be given pursuant to the provisions hereof by any party to this Agreement to any other party to this Agreement may be effected by personal delivery in writing or by registered or certified mail, postage prepaid, return receipt requested, and shall be deemed communicated as of one business day for mailing.  Mailed notices shall be addressed as set forth below; provided, however, each party to this Agreement may change its address by written notice in accordance with the provisions of this paragraph:

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If to the Shareholders:	Steven W. Hudson
1080 S.E. 3rd Avenue
Ft. Lauderdale, FL 33316

If to the Corporation:	Nucotec, Inc.
3841 Amador Way
Reno, Nevada 89502

8.  Entire Agreement.  This Agreement supersedes any and all other agreements, either oral or in writing, between the parties to this Agreement with respect to the subject matter hereof and contains all the covenants and agreements between said parties with respect thereto, and each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party which are not embodied herein, and that any other agreement, statement, or promise concerning the subject matter set forth in this Agreement shall be of no force or effect except in a subsequent modification in writing signed by the party to be charged.

9.  Severability.  In the event any part of this Agreement, for any reason, is declared to be invalid, such decision shall not affect the validity of any remaining portion of this Agreement, which remaining portion shall remain in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties to this Agreement that they would have executed the remaining portion of this Agreement without including any such part, parts, or portion which, for any reason, may be hereafter declared invalid.

10.  Captions and Interpretations.  Captions of the paragraphs of this Agreement are for convenience and reference only, and the words contained in those captions shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the terms, conditions and provisions of this Agreement.  The language and all parts to this Agreement, in all cases, shall be construed in accordance with the fair meaning of that language and those parts and as if that language and those parts were prepared by all parties and not strictly for or against any party.  Each party and counsel for such party have reviewed this Agreement and participated in the negotiation and drafting of this Agreement.  The rule of construction, which requires a court to resolve any ambiguities against the drafting party, shall not apply in interpreting the provisions of this Agreement.

11.  Further Assurance.  Each party to this Agreement hereby agrees to take any and all action necessary or appropriate to execute and discharge its responsibilities and obligations created pursuant to the provisions of this Agreement and to further effectuate and carry out the intents and purposes of this Agreement and the transactions contemplated hereby.

12.  Number and Gender.  Whenever the singular number is used in this Agreement, and when required by the context, the same shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders, and vice versa; and the word “person” shall include individual, company, sole proprietorship, corporation, joint venture, association, joint stock company, fraternal order, cooperative, league, club, society, organization, trust, estate, governmental agency, political subdivision or authority, firm, municipality, congregation, partnership, or other form of entity.

13.  Execution in Counterparts.  This Agreement may be executed in several counterparts and,

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when so executed, it shall constitute one agreement binding all parties to this Agreement, notwithstanding that all parties to this Agreement are not signatory to the original and same counterpart.

14.  Successors and Assigns.  This Agreement and each of its provisions shall obligate the heirs, executors, administrators, successors, and assigns of each of the parties hereto.  No provisions of this paragraph, however, shall be a consent to the assignment or delegation by any party to this Agreement of its respective rights and obligations created pursuant to the provisions of this agreement.

15.  Representation by Counsel. All parties have been advised of their rights to obtain independent counsel. All parties are either represented by independent counsel or hereby specifically waive the right to counsel. Each party represents, warrants, and covenants that such party executes this Agreement acting on its own independent judgment or upon the advice of such party’s counsel, without any representation, express or implied, of any kind from any other party, except as specified expressly in this Agreement.

IN WITNESS WHEREOF, the parties to this Stock Redemption Agreement have executed in duplicate this Agreement of the date first above written.

Nucotec, Inc.,
a Nevada corporation

/s/ Earl T. Shannon
BY: Earl T. Shannon
ITS: President

Shareholders:

Lady Jean Charters, Inc.

/s/ Steven W. Hudson
BY: Steven W. Hudson
ITS: Principal

Briland Properties, Inc.

/s/ Steven W. Hudson
BY: Steven W. Hudson
ITS: Principal

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Mustang Properties, Inc.

/s/ Steven W. Hudson
BY: Steven W. Hudson
ITS: Principal

Dunmore Properties, Ltd.

/s/ Steven W. Hudson
BY: Steven W. Hudson
Principal of Briland Properties, Inc.,
General partner of Dunmore Properties, Ltd.

Steven W. Hudson

/s/ Steven W. Hudson
BY: Steven W. Hudson, individually

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STOCK REDEMPTION AGREEMENT

THE STOCK REDEMPTION AGREEMENT (“Agreement”) is made and entered into this 19th day of March 2004, by and between Nucotec, Inc., a Nevada corporation (“Corporation”), and Earl T. Shannon and certain entities controlled by Earl T. Shannon, which are specified on the signature page of this Agreement (collectively, the “Shareholders”).

RECITALS

A.  The Shareholders are the owner of Four Hundred Twenty Thousand Six Hundred Fifty (420,650) shares of the $.001 par value common stock issued by the Corporation (“Subject Shares”).

B.  The Corporation desires to redeem and purchase from the Shareholders the Subject Shares on the terms and subject to the conditions specified in this Agreement.

C.  The Shareholders desire to sell, assign, transfer, convey, surrender, deliver, and set over to the Corporation the Subject Shares, on the terms and subject to the conditions specified in this Agreement.

NOW, THEREFORE, IN CONSIDERATION OF THE RECITALS SPECIFIED ABOVE THAT SHALL BE DEEMED TO BE A SUBSTANTIVE PART OF THIS AGREEMENT, AND THE MUTUAL COVENANTS, PROMISES, UNDERTAKINGS, AGREEMENTS, REPRESENTATIONS AND WARRANTIES SPECIFIED IN THIS AGREEMENT AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, WITH THE INTENT TO BE OBLIGATED LEGALLY AND EQUITABLY, THE PARTIES DO HEREBY COVENANT, PROMISE, AGREE, REPRESENT AND WARRANT AS FOLLOWS:

1.  Redemption of Subject Shares.  On the terms and subject to all of the conditions specified by the provisions of this Agreement and upon the performance by each of the parties of their respective obligations created by the provisions of this Agreement, the Shareholders hereby forever and irrevocably sell, assign, transfer, surrender, convey, deliver, and set over to the Corporation, and Corporation hereby purchases and redeems from the Shareholders, the Subject Shares, by the Shareholders surrendering and delivering to the Corporation the certificates representing and evidencing the Subject Shares, duly endorsed for transfer or accompanied by stock powers duly executed by the Shareholders.

2.  Consideration.  As the consideration for the Shareholders’ surrender and sale, and the Corporation’s purchase and redemption, of the Subject Shares, the Corporation shall pay and deliver to Shareholders, on the Effective Date $260,000. The receipt and sufficiency of such consideration is hereby specifically acknowledged by the Corporation. The Effective Date shall be March 19, 2004.

3.  Shareholders’ Representations, Warranties and Covenants.  The Shareholders represent and warrant to the Corporation and covenants with the Corporation the following, the truth and accuracy of each of which shall constitute a condition precedent to the obligations of the Corporation pursuant hereto:

3.1  Validity of Agreement.  This Agreement is valid and obligates the Shareholders.

3.2  Share Ownership.  The Shareholders are the owner, free and clear of any encumbrances, of the Subject Shares. The Shareholders have full and complete right and authority to transfer, sell, surrender, assign, and convey the Subject Shares to the Corporation.

3.3  Brokerage and Finder’s Fees.  The Shareholders have not incurred any liability to any broker, finder or agent for any brokerage fees, finder’s fees or commissions with respect to the transaction contemplated by the provisions of this Agreement.

3.4  Voluntary Nature of Transaction. The surrender and sale by the Shareholders to the Corporation of the Subject Shares is made freely and voluntarily by the Shareholders.  The Shareholders, in selling and surrendering the Subject Shares to the Corporation, are not acting under fraud, duress, menace or undue influence.

4.  Corporation’s Representations and Warranties.  The Corporation represents and warrants to the Shareholders and covenants with the Shareholders the following, the truth and accuracy of each of which shall constitute a condition precedent to the obligations of the Shareholders pursuant hereto:

4.1 Validity of Agreement.  This Agreement is valid and obligates the Corporation.  The Corporation has full and complete power and authority to redeem the Subject Shares, as contemplated by the provisions of this Agreement.

4.2  Brokerage and Finder’s Fees.  The Corporation has not incurred any liability to any broker, finder or agent for any brokerage fees, finder’s fees or commissions with respect to the transactions contemplated by the provisions of this Agreement.

4.3  Voluntary Nature of Transaction. The Corporation’s agreement to enter into the transaction contemplated by the provisions of this Agreement is made freely and voluntarily by the Corporation.  The Corporation in redeeming the Subject Shares is not acting under fraud, duress, menace or undue influence.

5.  Recovery of Litigation Costs.  If any legal or equitable action or any arbitration or other proceeding is brought for the enforcement or interpretation of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys’ fees and other costs incurred in such action or proceeding, in addition to any other relief to which it may be entitled.

6.  Governing Law; Venue.  This Agreement has been executed in and shall be governed by the laws of the State of California. Any and all actions brought under this Agreement shall be brought in the state and/or federal courts of the United States sitting in the County or Orange, California and each party hereby waives any right to object to the convenience of such venue.

7.  Notices.  All notices, requests, claims, demands and other communications to be given pursuant to the provisions hereof by any party to this Agreement to any other party to this Agreement may be effected by personal delivery in writing or by registered or certified mail, postage prepaid, return receipt requested, and shall be deemed communicated as of one business day for mailing.  Mailed notices shall be addressed as set forth below; provided, however, each party to this Agreement may change its address by written notice in accordance with the provisions of this paragraph:

If to the Shareholders:	Earl T. Shannon
1080 S.E. 3rd Avenue
Ft. Lauderdale, FL 33316

If to the Corporation:	Nucotec, Inc.
3841 Amador Way
Reno, Nevada 89502

8.  Entire Agreement.  This Agreement supersedes any and all other agreements, either oral or in writing, between the parties to this Agreement with respect to the subject matter hereof and contains all the covenants and agreements between said parties with respect thereto, and each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party which are not embodied herein, and that any other agreement, statement, or promise concerning the subject matter set forth in this Agreement shall be of no force or effect except in a subsequent modification in writing signed by the party to be charged.

9.  Severability.  In the event any part of this Agreement, for any reason, is declared to be invalid, such decision shall not affect the validity of any remaining portion of this Agreement, which remaining portion shall remain in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties to this Agreement that they would have executed the remaining portion of this Agreement without including any such part, parts, or portion which, for any reason, may be hereafter declared invalid.

10.  Captions and Interpretations.  Captions of the paragraphs of this Agreement are for convenience and reference only, and the words contained in those captions shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the terms, conditions and provisions of this Agreement.  The language and all parts to this Agreement, in all cases, shall be construed in accordance with the fair meaning of that language and those parts and as if that language and those parts were prepared by all parties and not strictly for or against any party.  Each party and counsel for such party have reviewed this Agreement and participated in the negotiation and drafting of this Agreement.  The rule of construction, which requires a court to resolve any ambiguities against the drafting party, shall not apply in interpreting the provisions of this Agreement.

11.  Further Assurance.  Each party to this Agreement hereby agrees to take any and all action necessary or appropriate to execute and discharge its responsibilities and obligations created pursuant to the provisions of this Agreement and to further effectuate and carry out the intents and purposes of this Agreement and the transactions contemplated hereby.

12.  Number and Gender.  Whenever the singular number is used in this Agreement, and when required by the context, the same shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders, and vice versa; and the word “person” shall include individual, company, sole proprietorship, corporation, joint venture, association, joint stock company, fraternal order, cooperative, league, club, society, organization, trust, estate, governmental agency, political subdivision or authority, firm, municipality, congregation, partnership, or other form of entity.

13.  Execution in Counterparts.  This Agreement may be executed in several counterparts and,

when so executed, it shall constitute one agreement binding all parties to this Agreement, notwithstanding that all parties to this Agreement are not signatory to the original and same counterpart.

14.  Successors and Assigns.  This Agreement and each of its provisions shall obligate the heirs, executors, administrators, successors, and assigns of each of the parties hereto.  No provisions of this paragraph, however, shall be a consent to the assignment or delegation by any party to this Agreement of its respective rights and obligations created pursuant to the provisions of this agreement.

15.  Representation by Counsel. All parties have been advised of their rights to obtain independent counsel. All parties are either represented by independent counsel or hereby specifically waive the right to counsel. Each party represents, warrants, and covenants that such party executes this Agreement acting on its own independent judgment or upon the advice of such party’s counsel, without any representation, express or implied, of any kind from any other party, except as specified expressly in this Agreement.

IN WITNESS WHEREOF, the parties to this Stock Redemption Agreement have executed in duplicate this Agreement of the date first above written.

Nucotec, Inc.,
a Nevada corporation

/s/ Steven W. Hudson
BY: Steven W. Hudson
ITS: Secretary

Shareholders:

Winthrop Venture Management, Inc.

/s/ Earl T. Shannon
BY: Earl T. Shannon
ITS: President

Alpine Mercantile, Inc.

/s/ Earl T. Shannon
BY: Earl T. Shannon
ITS: President

ESHA, Inc.

/s/ Earl T. Shannon
BY: Earl T. Shannon
ITS: President

Don Marcos Trading Co.

/s/ Earl T. Shannon
BY: Earl T. Shannon
ITS: President

Earl T. Shannon

Earl T. Shannon
BY: Earl T. Shannon, an individual

STOCK REDEMPTION AGREEMENT

THE STOCK REDEMPTION AGREEMENT (“Agreement”) is made and entered into this 19th day of March 2004, by and between Nucotec, Inc., a Nevada corporation (“Corporation”), and Scott W. Bodenweber (the “Shareholder”).

RECITALS

A.  The Shareholder is the owner of Seventy-Six Thousand Five Hundred (76,500) shares of the $.001 par value common stock issued by the Corporation (“Subject Shares”).

B.  The Corporation desires to redeem and purchase from the Shareholder the Subject Shares on the terms and subject to the conditions specified in this Agreement.

C.  The Shareholder desires to sell, assign, transfer, convey, surrender, deliver, and set over to the Corporation the Subject Shares, on the terms and subject to the conditions specified in this Agreement.

NOW, THEREFORE, IN CONSIDERATION OF THE RECITALS SPECIFIED ABOVE THAT SHALL BE DEEMED TO BE A SUBSTANTIVE PART OF THIS AGREEMENT, AND THE MUTUAL COVENANTS, PROMISES, UNDERTAKINGS, AGREEMENTS, REPRESENTATIONS AND WARRANTIES SPECIFIED IN THIS AGREEMENT AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, WITH THE INTENT TO BE OBLIGATED LEGALLY AND EQUITABLY, THE PARTIES DO HEREBY COVENANT, PROMISE, AGREE, REPRESENT AND WARRANT AS FOLLOWS:

1.  Redemption of Subject Shares.  On the terms and subject to all of the conditions specified by the provisions of this Agreement and upon the performance by each of the parties of their respective obligations created by the provisions of this Agreement, the Shareholder hereby forever and irrevocably sells, assigns, transfers, surrenders, conveys, delivers, and sets over to the Corporation, and Corporation hereby purchases and redeems from the Shareholder, the Subject Shares, by the Shareholder surrendering and delivering to the Corporation the certificates representing and evidencing the Subject Shares, duly endorsed for transfer or accompanied by stock powers duly executed by the Shareholder.

2.  Consideration.  As the consideration for the Shareholder’s surrender and sale, and the Corporation’s purchase and redemption, of the Subject Shares, the Corporation shall pay and deliver to Shareholder, on the Effective Date $50,000. The receipt and sufficiency of such consideration is hereby specifically acknowledged by the Corporation. The Effective Date shall be March 19, 2004.

3.  Shareholder’s Representations, Warranties and Covenants.  The Shareholder represents and warrants to the Corporation and covenants with the Corporation the following, the truth and accuracy of each of which shall constitute a condition precedent to the obligations of the Corporation pursuant hereto:

3.1  Validity of Agreement.  This Agreement is valid and obligates the Shareholder.

3.2  Share Ownership.  The Shareholder is the owner, free and clear of any encumbrances, of the Subject Shares. The Shareholder has full and complete right and authority to transfer,

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sell, surrender, assign, and convey the Subject Shares to the Corporation.

3.3  Brokerage and Finder’s Fees.  The Shareholder has not incurred any liability to any broker, finder or agent for any brokerage fees, finder’s fees or commissions with respect to the transaction contemplated by the provisions of this Agreement.

3.4  Voluntary Nature of Transaction. The surrender and sale by the Shareholder to the Corporation of the Subject Shares is made freely and voluntarily by the Shareholder.  The Shareholder, in selling and surrendering the Subject Shares to the Corporation, is not acting under fraud, duress, menace or undue influence.

4.  Corporation’s Representations and Warranties.  The Corporation represents and warrants to the Shareholder and covenants with the Shareholder the following, the truth and accuracy of each of which shall constitute a condition precedent to the obligations of the Shareholder pursuant hereto:

4.1 Validity of Agreement.  This Agreement is valid and obligates the Corporation.  The Corporation has full and complete power and authority to redeem the Subject Shares, as contemplated by the provisions of this Agreement.

4.2  Brokerage and Finder’s Fees.  The Corporation has not incurred any liability to any broker, finder or agent for any brokerage fees, finder’s fees or commissions with respect to the transactions contemplated by the provisions of this Agreement.

4.3  Voluntary Nature of Transaction. The Corporation’s agreement to enter into the transaction contemplated by the provisions of this Agreement is made freely and voluntarily by the Corporation.  The Corporation in redeeming the Subject Shares is not acting under fraud, duress, menace or undue influence.

5.  Recovery of Litigation Costs.  If any legal or equitable action or any arbitration or other proceeding is brought for the enforcement or interpretation of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys’ fees and other costs incurred in such action or proceeding, in addition to any other relief to which it may be entitled.

6.  Governing Law; Venue.  This Agreement has been executed in and shall be governed by the laws of the State of California. Any and all actions brought under this Agreement shall be brought in the state and/or federal courts of the United States sitting in the County or Orange, California and each party hereby waives any right to object to the convenience of such venue.

7.  Notices.  All notices, requests, claims, demands and other communications to be given pursuant to the provisions hereof by any party to this Agreement to any other party to this Agreement may be effected by personal delivery in writing or by registered or certified mail, postage prepaid, return receipt requested, and shall be deemed communicated as of one business day for mailing.  Mailed notices shall be addressed as set forth below; provided, however, each party to this Agreement may change its address by written notice in accordance with the provisions of this paragraph:

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If to the Shareholder:	Scott W. Bodenweber
1080 S.E. 3rd Avenue
Ft. Lauderdale, FL 33316

If to the Corporation:	Nucotec, Inc.
3841 Amador Way
Reno, Nevada 89502

8.  Entire Agreement.  This Agreement supersedes any and all other agreements, either oral or in writing, between the parties to this Agreement with respect to the subject matter hereof and contains all the covenants and agreements between said parties with respect thereto, and each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party which are not embodied herein, and that any other agreement, statement, or promise concerning the subject matter set forth in this Agreement shall be of no force or effect except in a subsequent modification in writing signed by the party to be charged.

9.  Severability.  In the event any part of this Agreement, for any reason, is declared to be invalid, such decision shall not affect the validity of any remaining portion of this Agreement, which remaining portion shall remain in full force and effect as if this Agreement had been executed with the invalid portion thereof eliminated, and it is hereby declared the intention of the parties to this Agreement that they would have executed the remaining portion of this Agreement without including any such part, parts, or portion which, for any reason, may be hereafter declared invalid.

10.  Captions and Interpretations.  Captions of the paragraphs of this Agreement are for convenience and reference only, and the words contained in those captions shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the terms, conditions and provisions of this Agreement.  The language and all parts to this Agreement, in all cases, shall be construed in accordance with the fair meaning of that language and those parts and as if that language and those parts were prepared by all parties and not strictly for or against any party.  Each party and counsel for such party have reviewed this Agreement and participated in the negotiation and drafting of this Agreement.  The rule of construction, which requires a court to resolve any ambiguities against the drafting party, shall not apply in interpreting the provisions of this Agreement.

11.  Further Assurance.  Each party to this Agreement hereby agrees to take any and all action necessary or appropriate to execute and discharge its responsibilities and obligations created pursuant to the provisions of this Agreement and to further effectuate and carry out the intents and purposes of this Agreement and the transactions contemplated hereby.

12.  Number and Gender.  Whenever the singular number is used in this Agreement, and when required by the context, the same shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders, and vice versa; and the word “person” shall include individual, company, sole proprietorship, corporation, joint venture, association, joint stock company, fraternal order, cooperative, league, club, society, organization, trust, estate, governmental agency, political subdivision or authority, firm, municipality, congregation, partnership, or other form of entity.

13.  Execution in Counterparts.  This Agreement may be executed in several counterparts and, when so executed, it shall constitute one agreement binding all parties to this Agreement, notwithstanding that all parties to this Agreement are not signatory to the original and same counterpart.

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14.  Successors and Assigns.  This Agreement and each of its provisions shall obligate the heirs, executors, administrators, successors, and assigns of each of the parties hereto.  No provisions of this paragraph, however, shall be a consent to the assignment or delegation by any party to this Agreement of its respective rights and obligations created pursuant to the provisions of this agreement.

15.  Representation by Counsel. All parties have been advised of their rights to obtain independent counsel. All parties are either represented by independent counsel or hereby specifically waive the right to counsel. Each party represents, warrants, and covenants that such party executes this Agreement acting on its own independent judgment or upon the advice of such party’s counsel, without any representation, express or implied, of any kind from any other party, except as specified expressly in this Agreement.

IN WITNESS WHEREOF, the parties to this Stock Redemption Agreement have executed in duplicate this Agreement of the date first above written.

Nucotec, Inc.,
a Nevada corporation

/s/ Earl T. Shannon
BY: Earl T. Shannon
ITS: President

Shareholder: Scott W. Bodenweber

/s/ Scott W. Bodenweber
BY: Scott W. Bodenweber

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